UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to § 240.14a-12
FX REAL ESTATE AND ENTERTAINMENT INC.

(Name of registrant as specified in its charter)

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FX REAL ESTATE AND ENTERTAINMENT INC.
650 Madison Avenue
New York, New York 10022

August 20, 2008

Dear Stockholders:

On behalf of the Board of Directors and Management of FX Real Estate and Entertainment Inc., I cordially invite you to attend our 2008 Annual Meeting of Stockholders to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York at 9:00 a.m., Eastern Daylight Time, on Wednesday, September 24, 2008.

The matters to be presented to stockholders at the annual meeting are described in the attached Notice of 2008 Annual Meeting of Stockholders and Proxy Statement. Whether or not you plan to attend the annual meeting, please vote as soon as possible by completing, dating, signing and promptly mailing the enclosed proxy card in the return envelope provided. If you decide to attend the annual meeting, you may vote your shares in person.

We appreciate your interest in and support of FX Real Estate and Entertainment Inc. and look forward to seeing you at the annual meeting.

ROBERT F.X. SILLERMAN
Chairman of the Board and
Chief Executive Officer

FX REAL ESTATE AND ENTERTAINMENT INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 24, 2008

August 20, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of FX Real Estate and Entertainment Inc. (the “Company”) which will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York at 9:00 a.m., Eastern Daylight Time, on Wednesday, September 24, 2008. The principal business of the meeting will be the consideration of the following matters:

1.	The election of seven directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	The approval of the FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan;

3.	The approval of the FX Real Estate and Entertainment Inc. 2007 Executive Equity Incentive Plan;

4.	The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008; and

5.	Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The close of business on August 4, 2008 has been fixed by our board of directors as the record date for determining the holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during ordinary business hours at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166.

Enclosed herewith is the Company’s 2007 Annual Report to Stockholders, which contains, among other information, its financial statements for the fiscal year ended December 31, 2007. The Annual Report does not constitute proxy soliciting material.

Your vote is important, regardless of the number of shares you own. Please vote as soon as possible to make sure that your shares are represented at the annual meeting. To vote your shares, you may complete and return the enclosed proxy card in the envelope provided. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or nominee on how to vote your shares.

By Order of the Board of Directors,

MITCHELL J. NELSON
Secretary

FXRE REAL ESTATE AND ENTERTAINMENT INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 24, 2008

PROXY STATEMENT

This Proxy Statement contains information related to the Company’s 2008 annual meeting of stockholders to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York at 9:00 a.m., Eastern Daylight Time, on Wednesday, September 24, 2008 and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the preceding Notice of Annual Meeting and the enclosed form of Proxy and the Company’s 2007 Annual Report to Stockholders are first being mailed to stockholders is August 25, 2008. We are furnishing this Proxy Statement to our stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the annual meeting. You should review this information in conjunction with the Company’s 2007 Annual Report to stockholders which accompanies this Proxy Statement.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	When and where will the annual meeting be held?

A:	The annual meeting of stockholders of FX Real Estate and Entertainment Inc. (“FXRE,” the “Company,” “we,” “our” or “us”) will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, beginning at 9:00 a.m., Eastern Daylight Time, on Wednesday, September 24, 2008.

Q:	Who is entitled to notice of, and to vote at, the annual meeting?

A:	You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.) on August 4, 2008, the record date of the annual meeting. On the record date, 51,929,696 shares of our common stock were issued and outstanding and held by 600 holders of record. Holders on the record date of our common stock which is (1) held directly in your name as the stockholder of record or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee, are entitled to one vote per share at the annual meeting.

Q:	What will stockholders be asked to consider and vote on at the annual meeting?

A:	At the annual meeting, stockholders will be asked to consider and vote on:

• a proposal to elect seven directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

• a proposal to approve the FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan (the “2007 Long-Term Incentive Compensation Plan”);

• a proposal to approve the FX Real Estate and Entertainment Inc. 2007 Executive Equity Compensation Plan (the “2007 Executive Equity Compensation Plan”);

• a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2008; and

• to transact such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

Q:	Who is entitled to elect the eighth director nominee?

A:	Holders of our common stock will only be voting to elect the seven director nominees named later in this Proxy Statement. The eighth director nominee named later in this Proxy Statement is the director nominee of the holder of the one outstanding share of our preferred stock designated as the Non-Voting Designated Preferred Stock. The holder of our Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one director at the annual meeting. Therefore, the holders of our common stock, voting as a separate class, are entitled to elect the other seven director nominees at the annual meeting.

Q:	How does the FXRE board of directors recommend that stockholders vote?

A:	Our board of directors unanimously recommends that our stockholders vote their shares “FOR”:

• the election of each of the seven directors nominees named later in this proxy statement;

• the approval of the 2007 Long-Term Incentive Compensation Plan;

• the approval of the 2007 Executive Equity Incentive Plan; and

• the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote “FOR” each of the seven director nominees and the other proposals.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting. No proxy that is voted against all of the proposals will be voted in favor of any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies.

Q:	What vote is required to approve each proposal?

A:	Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the seven director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Proposal 2: Approval of the 2007 Long-Term Incentive Compensation Plan. The affirmative “FOR” vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to approve the 2007 Long-Term Incentive Compensation Plan. This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Internal Revenue Code and (iii) by the applicable rules of The NASDAQ Global Market. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 3: Approval of the 2007 Executive Equity Incentive Plan. The affirmative “FOR” vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to approve the 2007 Executive Equity Incentive Plan. This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Internal Revenue Code and (iii) by the applicable rules of The NASDAQ Global Market. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The affirmative “FOR” vote of the holders of a majority of all shares casting votes either in person or by proxy, at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. While we are not required to submit this matter to a vote of stockholders for ratification, our board of directors is doing so, based upon the recommendation of the audit committee, as a matter of good corporate practice. As such, the voting approval threshold is required by the applicable rules of The NASDAQ Global Market. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 33,602,239 shares of our common stock, which represented approximately 64.7% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the seven director nominees and the other proposals.

Q.	What is the quorum requirement with respect to the annual meeting?

A:	The presence, in person or by proxy, at the annual meeting of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum. Abstentions are counted as present for the purpose of determining the presence of a quorum.

A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

Q:	What is the difference between a holder of record and a beneficial owner of FXRE stock?

A:	Many of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a holder of record and those beneficially owned.

Holders of Record

If your shares of FXRE stock are registered directly in your name with our transfer agent, BNY Mellon, you are considered the holder of record with respect to those shares and these proxy materials are being sent directly to you by FXRE. As the holder of record, you have the right to grant your voting proxy directly to FXRE or to vote in person at the annual meeting. We have enclosed a proxy card with this proxy statement for you to use.

Beneficial Owners

If your shares of FXRE stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the holder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Your broker or nominee has enclosed a voting instruction card with this proxy statement for you to use in directing the broker or nominee how to vote your shares.

Q:	Who can attend the annual meeting?

A:	All stockholders as of the record date (August 4, 2008), or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (as described above, that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares of our common stock held directly in your name as the holder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the holder of record or beneficially in “street name”, you may direct your vote without attending the annual meeting by completing and mailing your proxy card in the enclosed postage pre-paid envelope.

Q:	Can I vote by telephone or electronically?

A:	If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on September 23, 2008.

Q:	Can I change my vote after I have voted by proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the annual meeting by revoking your proxy.

If you are a holder of record of our common stock, you may revoke your proxy by:

• attending the annual meeting and voting your shares in person at the annual meeting. Your attendance at the annual meeting alone will not revoke your proxy—you must also vote at the annual meeting;

• filing an instrument in writing with the Company’s Secretary stating that you would like to revoke your proxy; or

• filing another duly executed proxy bearing a later date with the Company’s Secretary so that it arrives prior to the annual meeting.

You should send your revocation or new proxy card to the Company’s Secretary, Mitchell J. Nelson, at FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022.

If you beneficially own your shares in “street name,” and you instructed a broker or other nominee to vote your shares, you must follow your broker’s or other nominee’s, as applicable, directions in order to change your vote.

Q:	What does it mean if I receive more than one proxy card or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card you receive.

Q:	Who pays for the preparation of the proxy and soliciting proxies?

A:	We will pay the cost of preparing, assembling and mailing the Proxy Statement and the accompanying Notice of Annual Meeting, Proxy Card and Annual Report to Stockholders. In addition to the use of mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2008.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

FX REAL ESTATE AND ENTERTAINMENT INC.
650 Madison Avenue
New York, New York 10022
Attn: Mitchell J. Nelson, Secretary
Telephone: (212) 838-3100
Facsimile: (212) 980-4455

FXRE BOARD OF DIRECTORS

The Company’s board of directors is currently comprised of eight members: Robert F.X. Sillerman (Chairman), Paul C. Kanavos, Barry A. Shier, Thomas P. Benson, David M. Ledy, Harvey Silverman, Bryan E. Bloom and Michael J. Meyer.

Messrs. Kanavos, Ledy and Silverman were appointed to the board of directors during the second half of 2007, while the other members of the board were appointed on or after December 31, 2007. Mr. Bloom serves as the board representative of the holder of the one outstanding share of our preferred stock, par value $0.01 per share, designated as the Non-Voting Designated Preferred Stock. The holder of our Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one director at the annual meeting, while the holders of our common stock, voting as a separate class, are entitled to elect all other directors at the annual meeting.

As described in “Proposal No. 1 Election of Directors,” our board of directors’ nominating and corporate governance committee has recommended, and the board has nominated, each of Messrs. Sillerman, Kanavos, Shier, Benson, Ledy, Silverman, Meyer and Bloom to stand for re-election at the annual meeting. The holder of the Non-Voting Designated Preferred Stock has informed us that it intends to re-elect Mr. Bloom at the annual meeting to serve as its board representative.

During 2007, the board of directors held one meeting and acted by unanimous written consent 12 times. Each of Messrs. Kanavos, Ledy and Silverman attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served that were held during the portion of 2007 for which he served as director.

Corporate Governance Guidelines and Director Independence

The Company has Corporate Governance Guidelines which provide, among other things, that a majority of the Company’s board of directors must meet the criteria for independence required by The NASDAQ Global Market and that the Company shall at all times have an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which committees will be made up entirely of independent directors. . In particular, Rules 4200 and 4350 of The NASDAQ Global Market require that a majority of our board of directors qualify as “independent” no later than January 10, 2009, the first anniversary of the date of completion of the distribution of our common stock by CKX, Inc. to its stockholders (the “CKX Distribution”). We intend to comply with this requirement.

Messrs. Ledy, Silverman and Meyer, whose biographical information is included below under the heading “Executive Officers and Directors of FX Real Estate and Entertainment Inc.,” have been appointed to our board of directors as independent directors and qualify as such under the applicable rules of The NASDAQ Global Market.

The Corporate Governance Guidelines also outline director responsibilities, provide that the board of directors shall have full and free access to officers and employees of the Company and require the board of directors to conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Corporate Governance Guidelines can be found on the Company’s website at www.fxree.com.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics, which is applicable to all our employees and directors, including our Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer and General Counsel. The Code of Business Conduct and Ethics was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2007, filed with the SEC on March 24, 2008 and can also be found on the Company’s website at www.fxree.com.

Board Committees

The following chart sets forth the current membership of each board committee. The board of directors reviews and determines the membership of the committees at least annually.

Committee	Members

Audit Committee	David M. Ledy (Chairman) Michael J. Meyer Harvey Silverman

Compensation Committee	David M Ledy (Chairman) Michael J. Meyer Harvey Silverman

Nominating and Corporate Governance Committee	Harvey Silverman (Chairman) David M. Ledy Michael J. Meyer

Information about the committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

The Audit Committee is currently comprised of Messrs. Ledy, Meyer and Silverman. Mr. Ledy is the Chairman of the Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the selection of our outside auditors, review of the financial reports and other financial information we provide to the public, our systems of internal accounting, financial and disclosure controls and the annual independent audit of our financial statements. The Audit Committee, comprised of Messrs. Ledy and Silverman, did not meet during 2007.

All members of the Audit Committee are independent within the meaning of the rules and regulations of the SEC, the requirements of The NASDAQ Global Market and our Corporate Governance Guidelines. In addition, Mr. Ledy is qualified as an audit committee financial expert under the regulations of the SEC and has the accounting and related financial management expertise required by The NASDAQ Global Market. The Audit Committee’s charter can be found on the Company’s website at www.fxree.com.

Compensation Committee

We have a standing Compensation Committee currently comprised of Messrs. Ledy, Meyer and Silverman. Mr. Ledy is the Chairman of the Compensation Committee. The Compensation Committee represents our Company in reviewing and approving the executive employment agreements with our Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chairman-Las Vegas Division and General Counsel. The Compensation Committee also reviews management’s recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the board of directors with respect thereto. The Compensation Committee also administers the Company’s stock option and incentive plans, including our 2007 Long-Term Incentive Compensation Plan and our 2007 Executive Equity Incentive Plan. All members of the Compensation Committee are independent within the meaning of the rules and regulations of the SEC, the requirements of the NASDAQ Global Market and our Corporate Governance Guidelines. The Compensation Committee’s charter can be found on the Company’s website at www.fxree.com. During 2007, the Compensation Committee, comprised of Messrs. Ledy and Silverman, met two (2) times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Silverman, Ledy and Meyer. Mr. Silverman is the Chairman of the Nominating and Corporate Governance Committee. The

Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to the board for election as directors of our Company, including the slate of directors proposed by our board of directors for election by stockholders at our annual meetings of stockholders. The Nominating and Corporate Governance Committee also advises and makes recommendations to the board of directors on all matters concerning directorship practices and recommendations concerning the functions and duties of the committees of the board of directors. To assist in formulating such recommendations, the Nominating and Corporate Governance Committee utilizes feedback that it receives from the board of directors’ annual self-evaluation process, which it oversees and which includes a committee and director self-evaluation component. The Nominating and Corporate Governance Committee developed and recommended to the board of directors Corporate Governance Guidelines and will review, on a regular basis, the overall corporate governance of our Company. The Nominating and Corporate Governance Committee, comprised of Messrs Silverman and Ledy, did not meet during 2007.

All members of the Nominating and Corporate Governance Committee are independent within the meaning of our Corporate Governance Guidelines and the regulations of The NASDAQ Global Market. The Nominating and Corporate Governance Committee’s charter can be found on the Company’s website at www.fxree.com.

When considering the nomination of directors for election at an annual meeting of stockholders or, if applicable, a special meeting of stockholders, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the board of directors. The Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates. The Nominating and Corporate Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees, though it expects to adopt such a policy prior to the 2009 annual meeting of stockholders.

Communications by Stockholders with Directors

The Company encourages stockholder communications to the FXRE board of directors and/or individual directors. Stockholders who wish to communicate with the FXRE board of directors or an individual director should send their communications to the care of Mitchell J. Nelson, Secretary, FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Nelson will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Nelson.

Director Attendance at Annual Meetings

FXRE will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. While all directors are encouraged to attend the FXRE annual meeting of stockholders., there is no formal policy as to their attendance at annual meetings of stockholders.

COMPENSATION OF DIRECTORS

In 2007, our board of directors adopted a director compensation policy. Directors who are also employees or officers of our company or any of its subsidiaries do not receive any separate compensation as a director. Each of our non-employee directors receives an annual fee of $80,000. Each non-employee director also receives an additional $1,000 for attendance at each meeting of the board of directors and $750 for attendance at each meeting of a committee of which he is a member. The chairperson of the Audit Committee receives an additional fee of $20,000 per annum and the chairperson of each other committee receives an additional fee of $10,000 per annum. Each of the other members of the Audit Committee receives $10,000 per annum and the other members of each of the other committees receive a fee of $5,000 per annum. All fees described above will be payable half in cash and half in equity awards under the Company’s 2007 Long-Term Incentive Compensation Plan, though each non-employee director will have the option to elect, on an annual basis, to receive 100% of his compensation in equity awards. We reimburse non-employee directors for actual out-of-pocket expenses incurred.

During 2007, we did not pay any compensation to our non-employee directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of August 4, 2008 by:

•	each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock,

•	each of our named executive officers;

•	each of our current directors; and

•	all of our directors and executive officers, named as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. Unless otherwise noted, each beneficial owner has sole voting and investing power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any shares of common stock subject to common stock purchase warrants held by that person that are exercisable as of August 4, 2008 or will become exercisable within 60 days thereafter are deemed to be outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

As of August 4, 2008, we had outstanding 51,929,696 shares of our common stock.

	Shares
	Beneficially	Percentage of
Name and Address of Beneficial Owner (1)	Owned	Common Stock

Beneficial Owners of 5% or More
Robert F.X. Sillerman(2)	17,154,460	33.0%
Brett Torino(3)	8,947,395	16.5%
Paul C. Kanavos(4)	7,477,398	14.1%
The Huff Alternative Fund, L.P.(5)	6,739,542	13.0%

Directors and Named Executive Officers:
Harvey Silverman(6)	2,434,161	4.6%
Barry A. Shier(7)	1,357,145	2.6%
Thomas P. Benson	417,234	*
Mitchell J. Nelson(8)	315,000	*
David M. Ledy	28,024	*
Michael J. Meyer	—	*
Bryan E. Bloom	—	*
All directors and executive officers as a group (10 individuals)(9)	38,130,817	67.5%

*	Represents less than 1%.

(1)	Except as otherwise set forth below, the address of each of the persons listed below is c/o FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022.

(2)	Includes: (i) 16,087,543 shares of common stock owned of record by Mr. Sillerman; (ii) 300,000 shares of common stock owned of record by Laura Baudo Sillerman, Mr. Sillerman’s spouse; and

(iii) 766,917 shares of common stock owned of record by Sillerman Capital Partners, L.P., a limited partnership controlled by Mr. Sillerman through a trust for the benefit of Mr. Sillerman’s descendants.

(3)	Includes: (i) 176,238 shares of common stock owned of record by Mr. Torino; (ii) 5,556,870 shares of common stock owned of record by ONIROT Living Trust, dated June 20, 2000, of which Mr. Torino is the trustee; (iii) 1,071,429 shares of common stock owned of record by TTERB Living Trust, of which Mr. Torino is the trustee; and (iv) 2,142, 858 shares of common stock underlying presently exercisable warrants owned of record by TTERB Living Trust. These warrants are exercisable at prices of $4.50 per share for 1,071,429 of the underlying shares and $5.50 per share for 1,071,429 of the underlying shares.

(4)	Includes: (i) 4,980,284 shares of common stock owned of record by Mr. Kanavos and his spouse Dayssi Olarte de Kanavos, as joint tenants; (ii) 500,000 shares of common stock owned of record by the Dayssi Olarte de Kanavos 2008 GRAT; (iii) 500,000 shares of common stock owned of record by the Paul C. Kanavos 2008 GRAT; (iv) 354,254 shares of common stock owned of record by Mr. Kanavos, and (v) 1,142,860 shares of common stock underlying presently exercisable warrants owned of record by Mr. and Mrs. Kanavos. These warrants are exercisable at prices of $4.50 per share for 571,430 of the underlying shares and $5.50 per share for 571,430 of the underlying shares.

(5)	Held of record by The Huff Alternative Fund, L.P. and one of its affiliated limited partnerships (together, the “Huff Entities”). William R. Huff possesses the sole power to vote and dispose of all the shares of common stock held by the Huff Entities, subject to the internal screening procedures and other securities law compliance policies that from time to time require Mr. Huff to delegate to one or more employees of the Huff Entities transaction and/or securities disposition authority with respect to certain entities, including our company. All such employees serve under the ultimate direction, control and authority of Mr. Huff. Thus, Mr. Huff is deemed to beneficially own 6,739,542 shares of common stock. The address of the Huff Entities and Mr. Huff is 67 Park Place, Morristown, New Jersey 07960.

(6)	Includes: (i) 1,384,119 shares of common stock owned of record by Mr. Silverman; (ii) 478,612 shares of common stock owned of record by Silverman Partners, L.P., of which Mr. Silverman is the sole general partner; and (iii) 571,430 shares of common stock underlying presently exercisable warrants owned of record by Silverman Partners, L.P. These warrants are exercisable at prices of $4.50 per share for 285,715 of the underlying shares and $5.50 per share for 285,715 of the underlying shares.

(7)	Includes: (i) 785,715 shares of common stock owned of record by Mr. Shier and (ii) 571,430 shares of common stock underlying presently exercisable warrants owned of record by Mr. Shier. These warrants are exercisable at prices of $4.50 per share for 285,715 of the underlying shares and $5.50 per share for 285,715 of the underlying shares.

(8)	Includes: (i) 215,000 shares of common stock owned of record by Mr. Nelson and his spouse Leslie Nelson, as joint tenants, and (ii) 100,000 shares of common stock underlying presently exercisable warrants owned of record by Mr. and Mrs. Nelson These warrants are exercisable at prices of $4.50 per share for 50,000 of the underlying shares and $5.50 per share for 50,000 of the underlying shares.

(9)	Includes an aggregate of 4,528,578 shares of common stock underlying presently exercisable warrants described above in notes 3, 4, 6, 7 and 8.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, officers and persons who own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and changes in ownership of our Common Stock. Such individuals are also required to furnish us with copies of all such ownership reports they file.

Because our common stock was not registered under Section 12 of the Exchange Act at any time during the year ended December 31, 2007, our directors and executive officers and greater than 10% stockholders were not subject to or required to file reports under Section 16 of the Exchange Act during 2007.

EXECUTIVE OFFICERS AND DIRECTORS OF FX REAL ESTATE AND ENTERTAINMENT INC.

The following table sets forth information regarding our executive officers and directors.

Name	Age	Position

Robert F.X. Sillerman	60	Chairman and Chief Executive Officer
Paul C. Kanavos	50	Director, President
Barry A. Shier	52	Director, Chief Operating Officer
Thomas P. Benson	45	Executive Vice President, Chief Financial Officer, Director
Brett Torino	49	Chairman – Las Vegas Division
Mitchell J. Nelson	60	Executive Vice President, General Counsel, Secretary
David M. Ledy	58	Director
Harvey Silverman	66	Director
Michael J. Meyer	43	Director
Bryan E. Bloom	49	Director

Robert F.X. Sillerman has served as Chairman of the board of directors and Chief Executive Officer since January 10, 2008. Mr. Sillerman has served as the Chief Executive Officer and Chairman of CKX, Inc. (“CKX”) since February 2005. Prior to that, Mr. Sillerman was Chairman of FXM, Inc., a private investment firm, from August 2000 through February 2005. Mr. Sillerman is the founder and has served as managing member of FXM Asset Management LLC, the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds, from November 2003 through the present. Prior to that, Mr. Sillerman served as the Executive Chairman, a Member of the Office of the Chairman and a director of SFX Entertainment, Inc. from its formation in December 1997 through its sale to Clear Channel Communications in August 2000.

Paul C. Kanavos was elected a Director and appointed President on August 20, 2007. Mr. Kanavos is the Founder, Chairman and Chief Executive Officer of Flag Luxury Properties, LLC. Prior to founding Flag Luxury Properties, he worked for over 20 years at the head of Flag Management. Most recently he has developed Ritz-Carltons in South Beach, Coconut Grove and Jupiter as well as Temenos Anguilla. Mr. Kanavos’ early career experience includes a position at Chase Manhattan Bank, where he negotiated, structured and closed over $1 billion in loans.

Barry Shier was appointed Chief Operating Officer and elected a Director on December 31, 2007. From 1984 through May 2000, Mr. Shier served in various executive capacities for Mirage Resorts, Inc. and Golden Nugget, Inc., a subsidiary of Mirage Resorts. During his tenure, he was intimately involved in design development, marketing and operations for the parent company. Mr. Shier served as the Chairman and Chief Executive Officer for both Golden Nugget Las Vegas Corporation, and Beau Rivage Resort and Casino in Biloxi, Mississippi. He retired from Mirage Resorts, Inc in May 2000, upon the sale of the company to MGM. Since his retirement from Mirage Resorts in May 2000, Mr. Shier has focused his efforts on private investments, and has done select gaming and hotel industry consulting and lecturing, as well as various philanthropic activities.

Thomas P. Benson has served as a Director and Chief Financial Officer since January 10, 2008. Mr. Benson has served as the Executive Vice President, Chief Financial Officer and Treasurer of CKX since February 2005 and was a director of CKX from February 2005 through May 2006. Mr. Benson also serves as Executive Vice President and Chief Financial Officer of MJX Asset Management, and serves on the management advisory committee of FXM Asset Management. Mr. Benson has been with MJX since November 2003. Mr. Benson was Chief Financial Officer at FXM, Inc. from August 2000 until February 2005. Mr. Benson served as a Senior Vice President and Chief Financial Officer of SFX Entertainment from March 1999 to August 2000, and as the Vice President, Chief Financial Officer and a director of SFX Entertainment from December 1997.

Brett Torino has served as Chairman of our Las Vegas Division since December 31, 2007. Since 1999, Brett Torino has served as the Chief Executive Officer and President of Torino Companies, LLC, which was founded in 1976. Mr. Torino has led the development, construction and sale of commercial, residential and resort properties in California, Colorado. Nevada and Arizona. The Torino Companies consist of a group of wholly owned and geographically diverse affiliated companies best known for their attached housing, multi-family residential projects and commercial developments.

Mitchell Nelson has served as Executive Vice President and General Counsel since December 31, 2007. Mitchell J. Nelson has served as Senior Vice President of Corporate Affairs for Flag Luxury Properties, LLC since February, 2003. He has also served as President of Atlas Real Estate Funds, Inc., a private investment fund which invested in United States-based real estate securities, and as counsel to various law firms since 1994. Prior to that, he was a senior real estate partner at the law firm of Wien, Malkin & Bettex, with supervisory responsibility for various commercial properties. Mr. Nelson was a director of The Merchants Bank of New York and its holding company until its merger with, and remains on the Advisory Board of, Valley National Bank. Additionally, he has served on the boards of various not-for-profit organizations, including as a director of the 92nd Street YMHA and a trustee of Collegiate School, both in New York City.

David M. Ledy was elected a director of the Company in October 2007. Since June 30, 2004, he has served as the Chief Operating Officer of U.S. Realty Advisors, LLC, or USRA. USRA is an equity investor in corporate real estate and provides real estate advisory services to a diverse base of clients, including public companies, financial institutions as well as major private developers and investors. Prior to that, Mr. Ledy served as Executive Vice President of USRA from April 15, 1991 to June 30, 2004. Prior to joining USRA in 1991, Mr. Ledy was a partner in the New York law firm of Shea & Gould where he was a member of the real estate department and chairman of the real estate workout group. Mr. Ledy was admitted to the United States District Court for the Southern District of New York in 1975 and the Courts of the State of New York in 1975.

Harvey Silverman was elected a director of the Company in October 2007. Mr. Silverman was a principal of Spear, Leeds & Kellogg, a major specialist firm on the New York Stock Exchange, for 39 years until its acquisition by Goldman Sachs & Co. in October of 2000. Since then, Mr. Silverman has been a private investor.

Michael J. Meyer was elected a director of the Company in May 2008. Mr. Meyer is the founding partner of 17 Broad LLC, a diversified investment vehicle and securities consulting firm. Prior to founding 17 Broad, from 2002 to 2007, Mr. Meyer served as Managing Director and Head of Credit Sales and Trading for Bank of America. Prior to that, Mr. Meyer spent four years as the Head of High Grade Credit Sales and Trading for UBS.

Bryan E. Bloom was elected a director of the Company in May 2008. Mr. Bloom has served as counsel of W.R. Huff Asset Management Co., L.L.C. and its affiliates for the past fourteen years. Prior to being employed by Huff, he was a tax partner at the law firm of Shanley & Fisher, P.C. Mr. Bloom is a Trustee of the Adelphia Recovery Trust, and has served on the Board of Impsat Communications and numerous privately held companies. He has been an adjunct professor at the graduate tax program at the Fairleigh Dickenson University and authored and lectured for the American Institute of Certified Public Accountants.

Future Director Candidate

Carl D. Harnick currently serves as an independent director on the board of directors of CKX. Upon the closing of the pending CKX going private transaction, Mr. Harnick will resign from the Board of Directors of CKX and will be immediately appointed to serve as an independent director of our company. Upon his expected appointment to serve on the board, it is anticipated that Mr. Harnick will be appointed to serve as Chairman of our Audit Committee, a position that he currently holds with respect to the CKX board of directors. A complete biography for Mr. Harnick is set forth below.

Carl D. Harnick, 73, served as Vice President and Chief Financial Officer of Courtside Acquisition Corp from March 18, 2005 to July 2, 2007. Mr. Harnick was a partner with Ernst & Young and its predecessor for thirty years, retiring from the firm in September 1997. Since leaving Ernst & Young, Mr. Harnick has provided financial consulting services to various organizations, including Alpine Capital, a private investment firm, at various times since October 1997. He was a director of Platinum Entertainment, Inc., a recorded music company, from April 1998 through June 2000, Classic Communications, Inc., a cable television company, from January 2000 through January 2003, and Sport Supply Group, Inc., a direct mail marketer of sporting goods, from April 2003 through

August 2004, and currently serves as a director and chairman of the audit committee of CKX. Mr. Harnick has been the Treasurer as well as a Trustee for Prep for Prep, a charitable organization, for more than fifteen years.

In addition to Mr. Harnick, we expect that one or more of the current independent directors for CKX will be appointed to our board of directors upon consummation of the acquisition of CKX by 19X, Inc. (“19X”). If the CKX going private transaction is not completed by January 10, 2009 or at all, we will, to the extent necessary to comply with The NASDAQ Global Market’s independence requirements, identify and appoint other individuals who qualify as “independent” to serve as directors.

Non-Voting Designated Preferred Stock Director

Under the terms of the Non-Voting Designated Preferred Stock, the holder of the Non-Voting Designated Preferred Stock is entitled to appoint a member our board of directors so long as it continues to beneficially own at least 20% of the 6,611,998 shares of our common stock that it acquired through (1) the CKX Distribution, (2) the exercise of rights in our recently completed rights offering, and (3) the purchase of shares that were not subscribed for in our recently completed rights offering pursuant to its investment agreement with us. Under the terms of the Non-Voting Designated Preferred Stock as specified in the Certificate of Designation, on May 14, 2008, the holder of the Non-Voting Designated Preferred Stock selected Bryan Bloom as its designee to serve on the Company’s Board of Directors. At the written request of the holder of the Non-Voting Designated Preferred Stock, its director designee shall be appointed by the board of directors to serve on each committee of the board of directors to the extent permissible under the applicable rules and regulations of the SEC or The NASDAQ Global Market, or applicable law. In accordance with the terms of the Non-Voting Designated Preferred Stock, Mr. Bloom (or any successor designated by the holder) has the right, subject to any restrictions of The NASDAQ Global Market or the SEC, or applicable law, to be a member of, and the chairman of, any committee of the Board of Directors formed for the purpose of reviewing any “related party transaction” that is required to be disclosed pursuant to Section 404 of the Sarbanes Oxley Act of 2002 or any successor rule or regulation or any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of the Company’s directors, officers or affiliates, including any such committee that may be formed pursuant to the applicable rules and regulations of the SEC or The NASDAQ Global Market. However, if Mr. Bloom (or any successor designated by the holder) would not be deemed independent or disinterested with respect to a related party transaction and therefore would not satisfy The NASDAQ Global Market or other applicable requirements for serving on the special committee formed with respect thereto, Mr. Bloom (or any successor designated by the holder) will not serve on the relevant special committee but will have the right to attend meetings of such special committee as an observer, subject to any restrictions of The NASDAQ Global Market or applicable law. Furthermore, in the event that the attendance at any meetings of any such special committee would raise confidentiality issues as between the parties to the transaction that, in the reasonable opinion of counsel to the relevant special committee, cannot be resolved by a confidentiality agreement, Mr. Bloom (or any successor designated by the holder) shall be required to recuse himself from such meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are a number of conflicts of interest of which stockholders should be aware regarding our ownership and operations. For a summary of transactions involving related parties, please see “Item 13. Certain Relationships, Related Transactions, and Director Independence” in our 2007 Annual Report to Stockholders accompanying this Proxy Statement.

Board Decisions and Certain Conflicts of Interest

Past and future decisions by our board regarding our future growth, operations and major corporate decisions will be subject to certain possible conflicts of interest. These conflicts may have caused, and in the future may cause, our business to be adversely affected. Nevertheless, our board will be responsible for making decisions on our behalf. We have adopted a policy and procedures with respect to interested transactions with related persons. Under this policy and procedures, the board of directors will convene a special committee comprised of independent directors for the purpose of reviewing the material facts of each interested transaction with related persons. In determining whether to approve an interested transaction, the acting special committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to or from an unaffiliated third-party under the same or similar circumstances and the extent of each related person’s interest in the transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors’ nominating and corporate governance committee has recommended, and the board of directors has nominated, each of the seven director nominees named below, all of whom are current directors, to stand for re-election at the annual meeting. The holders of our common stock, voting as a separate class, are entitled to elect these seven director nominees at the annual meeting. Each director nominee so elected at the annual meeting will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

In addition, as described below under “Non-Voting Designated Preferred Stock,” the holder of our Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one director at the annual meeting.

We expect each director nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

Director Nominees

Information about each director nominee, including the director’s business experience, independence status and service on the boards of directors of other publicly traded companies and investment companies, is set forth under “Executive Officers and Directors of FX Real Estate and Entertainment Inc.”

Robert F.X. Sillerman	Not Independent
Paul C. Kanavos	Not Independent
Barry A. Shier	Not Independent
Thomas P. Benson	Not Independent
David M. Ledy	Independent
Harvey Silverman	Independent
Michael J. Meyer	Independent

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the seven director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named above.

Non-Voting Designated Preferred Director

While not entitled to vote on the matters being brought for stockholder action at the annual meeting, the holder of the Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one member to the Company’s board of directors, referred to herein as the “Preferred Director.” Mr. Bryan E. Bloom currently serves on our board of directors as the Preferred Director and the holder of the Non-Voting Designated Preferred Stock has informed us that it intends to re-elect Mr. Bloom at the annual meeting to serve as its Preferred Director. Mr. Bloom has been deemed not to be an independent director. Holders of our common stock are not entitled to vote in the election of the Preferred Director.

PROPOSAL NO. 2

APPROVAL OF 2007 LONG-TERM INCENTIVE COMPENSATION PLAN

Background and Purpose

On December 17, 2007, our board of directors adopted the FX Real Estate and Entertainment Inc. 2007 Long-Term Incentive Compensation Plan, subject to stockholder approval.

At the annual meeting, we will be asking stockholders to approve the 2007 Long-Term Incentive Compensation Plan.

The 2007 Long-Term Incentive Compensation Plan authorizes a variety of equity based awards, including stock options, stock appreciation rights, restricted stock, deferred stock, other equity-related awards and performance awards that may be settled in cash, stock or other property. The equity based awards authorized under the 2007 Long-Term Incentive Compensation Plan are summarized below under “Summary of Material Provisions of the 2007 Long-Term Incentive Compensation Plan.”

The purpose of the 2007 Long-Term Incentive Compensation Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to our company and its related entities. The 2007 Long-Term Incentive Compensation Plan is intended to enable those persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The 2007 Long-Term Incentive Compensation Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes, either in person by proxy, at the annual meeting is required to approve the 2007 Long-Term Incentive Compensation Plan.

This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Code, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Code and (iii) by the applicable rules of The NASDAQ Global Market. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Our board of directors unanimously recommends a vote “FOR” this proposal.

Summary of Material Provisions of the 2007 Long-Term Incentive Compensation Plan

The following is a summary of certain material provisions of the 2007 Long-Term Incentive Compensation Plan, which we refer to therein as the “2007 Plan.” This summary is qualified in its entirety by reference to the complete text of the 2007 Plan. You are urged to read the actual text of the 2007 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2007 Plan, 3,000,000 shares of our company’s common stock are reserved and available for delivery under the 2007 Plan. If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2007 Plan. The maximum number of shares of our common stock that may be issued under the 2007 Plan as a result of the exercise of “incentive stock options,” as defined under Section 422 of the Code (“ISOs”), is 3,000,000.

The 2007 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of stock options or stock appreciation rights granted to any one participant may not exceed 1,000,000 shares of our common stock and the number of restricted stock, deferred stock, performance shares and other stock based awards may not exceed 1,000,000 shares of our common stock, subject to adjustment in certain circumstances. The maximum number of shares of our common stock that may be granted to any one participant over the life of the 2007 Plan is 1,000,000. In addition, the maximum dollar value payable to any one eligible person with respect to performance awards is $5,000,000 with respect to any performance period.

The compensation committee of our board of directors administers the 2007 Plan. The compensation committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The compensation committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events, upon a change in control, or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2007 Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any of its related entities. An employee on leave of absence may be considered as still in the employ of our company or a related entity for purposes of eligibility for participation in the 2007 Plan. In this summary, we refer to an eligible person who receives an award under the 2007 Plan as a “participant” or a “recipient.”

Administration

The compensation committee administers the 2007 Plan. The 2007 Plan must be administered by members of our board of directors who are “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and “independent” as defined by The NASDAQ Global Market (or any other national securities exchange on which any of our securities may be listed for trading in the future). However, to the extent that our board of directors elects and is permitted to administer the 2007 Plan under its terms, only the “independent” members of the board may exercise any power or authority granted to administer the 2007 Plan. Subject to the terms of the 2007 Plan, the compensation committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements (which need not be identical for each participant), interpret and specify rules and regulations relating to the 2007 Plan and make all other determinations that may be necessary or advisable for the administration of the 2007 Plan. In exercising any discretion granted to the compensation committee under the 2007 Plan or pursuant to any award, the compensation committee shall not be required to follow past practices, act in a manner consistent with the treatment of other eligible persons or participants.

Types of Awards

Stock Options and Stock Appreciation Rights. The compensation committee is authorized to grant stock options, including nonqualified stock options and ISOs, which can result in potentially favorable tax treatment to a participant, and stock appreciation rights.

Stock appreciation rights may be granted without regard to any option (“Stand-Alone Stock Appreciation Rights”) or in conjunction with all or part of any option granted under the 2007 Plan (“Tandem Stock Appreciation Rights”). Stock appreciation rights entitle the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right, as determined by the compensation committee.

The exercise price per share of an option and the grant price of a stock appreciation right must not be less than 100% of the fair market value of a share of our common stock on the date of grant or, in the case of a Tandem Stock Appreciation Right, less than the associated option exercise price. In the event a participant is deemed to be a 10% owner of our company or one of its subsidiaries, the exercise price of an ISO cannot be less than 110% of the common stock’s fair market value on the date the ISO is granted. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the compensation committee or under procedures established by the compensation committee. Unless otherwise determined by the compensation committee, the fair market value of a share of our common stock as of any given date is the closing sale price per share as reported on the principal stock exchange or market on which our common stock is traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the compensation committee except that no option or stock appreciation right may have a term exceeding 10 years (or 5 years in the case of an ISO granted to a participant who is deemed to be a 10% owner of our company or one of its subsidiaries). Options may be exercised by payment of the exercise price in cash, shares, outstanding awards or other property, as the compensation committee may determine from time to time. Methods of exercise and settlement and other terms of the stock appreciation rights are determined by the compensation committee. A Tandem Stock Appreciation Right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem Stock Appreciation Right may only be exercised when the related option would be exercisable and the fair market value of the shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem Stock Appreciation Right will no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right will no longer be exercisable to the extent the related option has been exercised.

Restricted and Deferred Stock. The compensation committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. A recipient granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the compensation committee. An award of deferred stock confers upon the recipient the right to receive shares of our common stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the compensation committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents. The compensation committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the compensation committee.

Bonus Stock and Awards in Lieu of Cash Obligations. The compensation committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of obligations of our company to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to any terms as the compensation committee may specify.

Other Stock-Based Awards. The compensation committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The compensation committee determines the terms and conditions of those awards.

Performance Awards. The compensation committee is authorized to grant performance awards to participants on terms and conditions established by the compensation committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the compensation committee upon the grant of the performance award, provided, that a performance period shall not be shorter than twelve (12) months nor longer than five (5) years. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the compensation committee. Performance awards granted to persons whom the compensation committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the compensation committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by the company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the company’s chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our four (4) highest compensated officers for the taxable year (other than our chief executive officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the compensation committee and not our board of directors.

If and to the extent that the compensation committee determines that these provisions of the 2007 Plan are to be applicable to any award, one or more of the following business criteria for our company and its related entities, on a consolidated basis, and/or for any of its related entities, or for business or geographical units of our company and/or any of its related entities (except with respect to the total stockholder return and earnings per share criteria), will be used by the compensation committee in establishing performance goals for awards under the 2007 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of our common stock. Any of the above goals may be determined on an absolute or relative basis (e.g., growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the compensation committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to our company. Performance goals must be established not later than 90 days after the beginning of the performance period applicable to the performance awards or such other date as may be required for performance-based compensation treatment under Section 162(m).

After the end of each performance period, the compensation committee will determine and certify whether the performance goals have been achieved. The compensation committee will exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the compensation committee determines should appropriately be excluded or made to avoid unanticipated results or to otherwise ensure that the results are determined in a manner consistent with the intention of the compensation committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles. The compensation committee may, in its discretion, determine that the amount payable as a performance award will be increased (except in the case of a covered employee) or reduced from the amount of any potential award.

Other Terms of Awards. Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the compensation committee. The compensation committee may require or permit participants to defer the settlement of all or part of an award in accordance with any terms and conditions that the compensation committee may establish, provided that such deferral will satisfy the requirements of Section 409A of the Code. The compensation committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our company’s obligations under the 2007 Plan. The compensation committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the compensation committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Securities Exchange Act.

If any award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code, then the award will be subject to additional restrictions on payment and other requirements if and to the extent required to comply with Section 409A.

Awards under the 2007 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The compensation committee may, however, grant awards in exchange for other awards under the 2007 Plan, awards under other company plans, or other rights to payment from our company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The compensation committee may provide in an award agreement, or otherwise determine, that upon a “change in control” (as defined in the 2007 Plan), (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions, deferral of settlement and forfeiture conditions applicable to restricted stock, deferred stock, or other stock based awards immediately lapse. In addition, the compensation committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Adjustment, Amendment and Termination

Subject to certain limitations, the compensation committee is authorized to make adjustments and alterations to awards (including, in some cases, in a manner adverse to a participant) in connection with a change in control, stock dividends or distributions, recapitalizations, mergers and other corporate events, as well as in recognition of other unusual or nonrecurring events affecting our company or its related entities and changes in financial reporting, laws, regulations, taxes, business strategy and other matters. Our board of directors may amend, alter, suspend, discontinue or terminate the 2007 Plan or the compensation committee’s authority to grant awards without further stockholder approval (and the compensation committee may alter, amend or terminate any award including, in any case, in a manner adverse to the rights of a participant under an outstanding award), except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of The NASDAQ Global Market or any stock exchange or quotation system on which shares of our common stock are then listed or quoted, including any change in the exercise price of an option if such change would constitute a repricing under such rules. Thus, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. However, no board or committee action may materially and adversely affect the rights of a participant holding any previously granted or outstanding award without such affected participant’s consent. The 2007 Plan will terminate at the earliest of (i) such time as no shares remain available for issuance under the 2007 Plan, (ii) termination of the 2007 Plan by our board of directors or (iii) the tenth anniversary of the effective date. Awards outstanding upon expiration of the 2007 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Awards Outstanding under the 2007 Plan

As of August 4, 2008, we had 1,115,000 stock options outstanding under the 2007 Plan with a weighted average exercise price of $5.50. There are currently no other types of awards outstanding under the 2007 Plan.

On August 4, 2008, the record date, the last reported sales price per share of our common stock on The NASDAQ Global Market was $1.70.

The table below indicates, as of August 4, 2008, the aggregate number of stock options outstanding under the 2007 Plan to each of our named executive officers and directors and the groups indicated.

Number of
Stock Options
Option Grantee	Outstanding
Robert F.X. Sillerman
Chairman of the Board and Chief Executive Officer*	-0-

Thomas P. Benson
Executive Vice President, Chief Financial Officer and Director*	-0-

Paul C. Kanavos
President and Director*	-0-

Barry A. Shier
Chief Operating Officer and Director*	-0-

Brett Torino
Chairman – Las Vegas Division	-0-

Mitchell J. Nelson
Executive Vice President and General Counsel	-0-

Bryan E. Bloom
Director*	-0-

David M. Ledy
Director*	-0-

Michael J. Meyer
Director*	-0-

Harvey Silverman
Director*	-0-

All current executive officers, as a group (6 persons)	-0-

All current directors who are not executive officers, as a group (4 persons)	-0-

All employees and consultants who have been granted options, including all current officers who are not executive officers, as a group(13)	1,115,000

*	The named person is a nominee for election as a director at the annual meeting.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax consequences applicable to awards granted under the 2007 Plan is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant Federal tax consequences. This summary is not intended to be exhaustive and does not address state, local or foreign tax consequences. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2007 Plan, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or any of its related entities, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options. The 2007 Plan provides for the grant of stock options that qualify as ISOs, as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “required holding period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a “disqualifying disposition,” the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. However, if there is a disqualifying disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2007 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights. Our company may grant Stand-Alone Stock Appreciation Rights or Tandem Stock Appreciation Rights, under the 2007 Plan. Generally, the recipient of a Stand-Alone Stock Appreciation Right will not recognize any taxable income at the time the Stand-Alone Stock Appreciation Right is granted.

With respect to Stand-Alone Stock Appreciation Rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem Stock Appreciation Rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone Stock Appreciation Rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to our company upon the grant or termination of Stand-Alone Stock Appreciation Rights or Tandem Stock Appreciation Rights. Upon the exercise of either a Stand-Alone Stock Appreciation Right or a Tandem Stock Appreciation Right, however, our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the award received. Our company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code. The 2007 Plan is also intended to comply with Section 409A of the Code to the extent such section would apply to any award under the 2007 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of deferred stock, and does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year, beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our company intends that future awards granted to employees under the 2007 Plan whom the compensation committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our company’s ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by our company under Section 162(m).

PROPOSAL NO. 3

APPROVAL OF 2007 EXECUTIVE EQUITY INCENTIVE PLAN

Background and Purpose

On December 17, 2007, our board of directors adopted the FX Real Estate and Entertainment Inc. 2007 Executive Equity Incentive Plan, subject to stockholder approval.

At the annual meeting, we will be asking stockholders to approve the 2007 Executive Equity Incentive Plan.

The 2007 Executive Equity Incentive Plan authorizes the award of stock options, including incentive stock options, as defined as under Section 422 of the Code (“ISOs”), and nonqualified stock options.

The purpose of the 2007 Executive Equity Incentive Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to our company and its related entities. The 2007 Executive Equity Incentive Plan is intended to enable those persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The 2007 Executive Equity Incentive Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes, either in person by proxy, at the annual meeting is required to approve the 2007 Executive Equity Incentive Plan.

This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Code, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Code and (iii) by the applicable rules of The NASDAQ Global Market. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Our board of directors unanimously recommends a vote “FOR” this proposal.

Summary of Material Provisions of the 2007 Executive Equity Incentive Plan

The following is a summary of certain material provisions of the 2007 Executive Equity Incentive Plan, which we refer to therein as the “Equity Incentive Plan.” This summary is qualified in its entirety by reference to the complete text of the Equity Incentive Plan. You are urged to read the actual text of the Equity Incentive Plan in its entirety which is set forth as Annex B to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the Equity Incentive Plan, 12,500,000 shares of our company’s common stock are reserved and available for delivery under the Equity Incentive Plan. If any shares subject to a stock option award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for stock option awards under Equity Incentive Plan. The maximum number of shares of our common stock that may be subject to stock options under the Equity Incentive Plan is 12,500,000.

The Equity Incentive Plan imposes individual limitations on the amount of stock options in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of stock options granted to any one participant may not exceed 12,500,000 shares of our common stock. The maximum number of shares of our common stock that may be granted to any one participant over the life of the Equity Incentive Plan is 12,500,000.

The compensation committee of our board of directors administers the Equity Incentive Plan. The compensation committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding stock options (including adjustments to exercise prices and other affected terms of stock options) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The compensation committee is also authorized to adjust performance conditions and other terms of stock options in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the Equity Incentive Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any of its related entities. An employee on leave of absence may be considered as still in the employ of our company or a related entity for purposes of eligibility for participation in the Equity Incentive Plan. In this summary, we refer to an eligible person who receives an award under the Equity Incentive Plan as a “participant” or a “recipient.”

Administration

The compensation committee administers the Equity Incentive Plan. The Equity Incentive Plan must be administered by members of our board of directors who are “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and “independent” as defined by The NASDAQ Global Market (or any other national securities exchange on which any of our securities may be listed for trading in the future). However, to the extent that our board of directors elects and is permitted to administer the Equity Incentive Plan under its terms, only the “independent” members of the board may exercise any power or authority granted to administer the Equity Incentive Plan. Subject to the terms of the Equity Incentive Plan, the compensation committee is authorized to select eligible persons to receive stock option awards, determine the type and number of stock options to be granted and the number of shares of our common stock to which stock options will relate, specify times at which stock options will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of stock options, prescribe forms of stock option agreements (which need not be identical for each participant), interpret and specify rules and regulations relating to the Equity Incentive Plan and make all other determinations that may be necessary or advisable for the administration of the Equity Incentive Plan. In exercising any discretion granted to the compensation committee under the Equity Incentive Plan or pursuant to any option award, the compensation committee shall not be required to follow past practices, act in a manner consistent with the treatment of other eligible persons or participants.

Types of Stock Options

The compensation committee is authorized to grant stock options, including ISOs, which can result in potentially favorable tax treatment to the recipient, and nonqualified stock options.

The exercise price per share of a stock option must not be less than 100% of the fair market value of a share of our common stock on the date of grant. In the event a participant is deemed to be a 10% owner of our company or one of its subsidiaries, the exercise price of an ISO cannot be less than 110% of the common stock’s fair market value on the date the ISO is granted. For purposes of the Equity Incentive Plan, the term “fair market value” means the fair market value of our common stock, stock options or other property as determined by the compensation committee or under procedures established by the compensation committee. Unless otherwise determined by the compensation committee, the fair market value of a share of our common stock as of any given date is the closing sale price per share as reported on the principal stock exchange or market on which our common stock is traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each stock option, the times at which each stock option will be exercisable, and provisions requiring forfeiture of unexercised stock options at or following termination of employment or service generally are fixed by the compensation committee except that no stock option may have a term exceeding 10 years, or 5 years in the case of an ISO granted to a participant who is deemed to be a 10% owner of our company or one of its subsidiaries. Options may be exercised by payment of the exercise price in cash, shares, outstanding awards or other property, as the compensation committee may determine from time to time.

Acceleration of Vesting; Change in Control

The compensation committee may provide in an award agreement, or otherwise determine, that upon a “change in control” (as defined in the Equity Incentive Plan), stock options that previously were not vested or exercisable become immediately exercisable. In addition, the compensation committee may provide in an option agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Adjustment, Amendment and Termination

Subject to certain limitations, the compensation committee is authorized to make adjustments and alterations to option awards (including, in some cases, in a manner adverse to a participant) in connection with a change in control, stock dividends or distributions, recapitalizations, mergers and other corporate events, as well as in recognition of other unusual or nonrecurring events affecting our company or its related entities and changes in financial reporting, laws, regulations, taxes, business strategy and other matters. Our board of directors may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or the compensation committee’s authority to grant awards without further stockholder approval (and the compensation committee may alter, amend or terminate any award including, in any case, in a manner adverse to the rights of a participant under an outstanding option award), except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of The NASDAQ Global Market or any stock exchange or quotation system on which shares of our common stock are then listed or quoted, including any change in the exercise price of an option if such change would constitute a repricing under such rules. Thus, stockholder approval may not necessarily be required for every amendment to the Equity Incentive Plan which might increase the cost of the Equity Incentive Plan or alter the eligibility of persons to receive option awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. However, no board action may materially and adversely affect the rights of a participant holding any previously granted or outstanding stock option without such affected participant’s consent. The Equity Incentive Plan will terminate at the earliest of (i) such time as no shares remain available for issuance under the Equity Incentive Plan, (ii) termination of the Equity Incentive Plan by our board of directors or (iii) the tenth anniversary of the effective date. Stock options outstanding upon expiration of the Equity Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Awards Outstanding under the Equity Incentive Plan

As of August 4, 2008, we had 10,600,000 stock options outstanding under the Equity Incentive Plan with a weighted average exercise price of $17.01.

On August 4, 2008, the record date, the last reported sales price per share of our common stock on The NASDAQ Global Market was $1.70.

The table below indicates, as of August 4, 2008, the aggregate number of stock options outstanding under the Equity Incentive Plan to each of our named executive officers and directors and the groups indicated.

Number of
Stock Options
Option Grantee	Outstanding
Robert F.X. Sillerman Chairman of the Board and Chief Executive Officer*	6,500,000

Thomas P. Benson Executive Vice President, Chief Financial Officer and Director*	600,000

Paul C. Kanavos President and Director*	1,000,000

Barry A. Shier Chief Operating Officer and Director*	1,500,000

Brett Torino Chairman – Las Vegas Division	400,000

Mitchell J. Nelson Executive Vice President and General Counsel	600,000

Bryan E. Bloom Director*	-0-

David M. Ledy Director*	-0-

Michael J. Meyer Director*	-0-

Harvey Silverman Director*	-0-

All current executive officers, as a group (6 persons)	10,600,000

All current directors who are not executive officers, as a group (4 persons)	-0-

All employees who have been granted options, including all current officers who are not executive officers, as a group (0)	-0-

*The named person is a nominee for election as a director at the annual meeting.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax consequences applicable to stock options granted under the Equity Incentive Plan is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant Federal tax consequences. This summary is not intended to be exhaustive and does not address state, local or foreign tax consequences. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Equity Incentive Plan, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price.

If the optionee is an employee of our company or any of its related entities, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options. The Equity Incentive Plan provides for the grant of stock options that qualify as ISOs, as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “required holding period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a “disqualifying disposition,” the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. However, if there is a disqualifying disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Section 409A of the Code. The Equity Incentive Plan is also intended to comply with Section 409A of the Code to the extent such section would apply to any grant under the Equity Incentive Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is awarded a stock option that does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year, beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our company intends that future stock options granted to employees under the Equity Incentive Plan whom the compensation committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such options would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our company’s ability to ensure that awards under the Equity Incentive Plan will qualify as “performance-based compensation” that are fully deductible by our company under Section 162(m).

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited our consolidated financial statements for the year ended December 31, 2007. We had no disagreements with Ernst & Young LLP on accounting and financial disclosures. The audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008,

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so, based upon the recommendation of the audit committee, as a matter of good corporate practice. If stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008.

Our board of directors unanimously recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of three directors, each of whom, in the judgment of the Company’s board of directors, is “independent” within the meaning of regulations of the SEC and the requirements of The NASDAQ Global Market. The Audit Committee is currently comprised of Messrs. Ledy, Meyer and Silverman. The Audit Committee acts pursuant to a written charter that has been adopted by the Company’s board of directors. A copy of the charter is attached to this proxy statement as Annex C to this proxy statement and can be found on the Company’s website at www.fxree.com.

The following is the report of the Audit Committee (with the exception of Mr. Meyer who joined the Audit Committee subsequent to December 31, 2007) with respect to the Company’s audited financial statements for its fiscal year ended December 31, 2007. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2007:

(1)	The Audit Committee reviewed and discussed the audited financial statements with management;

(2)	The Audit Committee discussed with a member of Ernst & Young LLP, the Company’s independent registered public accounting firm, the material required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, (as may be modified or supplemented); and

(3)	The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discussed with the independent auditor any relationships that may impact its objectivity and independence and satisfied itself as to the independence of the independent registered public accounting firm.

Based on the review and discussion referred to above, the Audit Committee recommended to the Company’s board of directors (and the board approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2007, filed with the SEC.

Members of the Audit Committee

David M. Ledy, Chairman
Harvey Silverman

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

The following table sets forth the professional fees rendered by Ernst & Young LLP for the audit of the Company and its subsidiaries and its predecessor’s annual financial statements for the years ended December 31, 2007 and December 31, 2006 and other services rendered by Ernst & Young LLP during those periods:

	2007	2006

Audit Fees(1)	$2,454,300	$321,400
Audit-Related Fees	—	—
Tax Fees(2)	286,900	9,200
All Other Fees	—	—

Total	$2,741,200	$330,600

(1)	Audit fees for 2007 include $1,703,300 associated with accounting consultations, procedures necessary to perform audits of the historical financial statements of the Metroflag entities, as the Company’s predecessor, assistance with and review of the Company’s registration statement on Form S-1, as amended, and relating filings with the SEC, in connection with the CKX Distribution.

(2)	Tax fees related to tax compliance, advice and planning of the Company and the Metroflag entities, as the Company’s predecessors.

Audit Committee Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee of the board of directors maintains a pre-approval policy with respect to material audit and non-audit services to be performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the accountant’s independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Pre-approval authority may be delegated to one or more members of the Audit Committee.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Compensation

During the year ended December 31, 2007, we did not pay any compensation to our executive officers, Messrs. Kanavos, Shier, Nelson and Torino, other than the grant of stock options. On December 31, 2007, in accordance with the terms of their employment agreements and under the terms of our 2007 Executive Equity Incentive Plan, stock options were granted to Messrs. Kanavos, Shier, Nelson and Torino to purchase up to 750,000, 1,500,000, 400,000 and 400,000 shares of our common stock, respectively. The stock options granted to Messrs. Kanavos, Nelson and Torino vest ratably over a five year period from the date of grant and have an exercise price of $20.00 per share. The stock options granted to Mr. Shier vest ratably over a two year period from the date of grant, with all of these options becoming exercisable at the end of such two-year period, and have an exercise price of $10.00 per share. For purposes of the SEC’s executive compensation rules, none of these executive officers are deemed to have received any reportable cash compensation in 2007 from having been granted these stock options because we did not record any compensation expense for them in our audited consolidated financial statements for the year ended December 31, 2007. We did not record any such compensation expense because these options were granted at year end and corresponding expense was not material to our statement of operations included in our consolidated financial statements.

Compensation Discussion and Analysis

We are newly formed and have only recently begun making payments to our executive officers pursuant to their employment agreements, as more fully described below under “—Components of Compensation for Named Executive Officers—Employment Contracts.” Consequently, the consideration of our compensation programs to date has been limited.

We expect to more fully develop our compensation plans going forward by using a combination of data regarding historical pay, publicly available compensation data for public companies that are engaged in our industry, in related industries, or that possess size or other characteristics which are similar to ours, and data which may be obtained by a compensation consultant for us on public and private companies. We also expect to consider other factors, including but not limited to:

•	the individual’s background, training, education and experience;

•	the individual’s role with us and the compensation paid to individuals in similar roles in the companies we consider to have characteristics similar to ours;

•	the market demand for specific expertise possessed by the individual;

•	the goals and expectations for the individual’s position and his or her success in achieving these goals; and

•	a comparison of the individual’s pay to that of other individuals within the company with similar title, role, experience and capabilities.

Compensation Committee

We have a standing Compensation Committee comprised of Messrs. Ledy, Meyer and Silverman. Mr. Ledy is the Chairman of the Compensation Committee. The Compensation Committee represents our Company in reviewing and approving the executive employment agreements with our Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chairman-Las Vegas Division and General Counsel. The Compensation Committee also reviews management’s recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the board of directors with respect thereto. The Compensation Committee also administers the Company’s stock option and incentive plans, including our 2007 Long-Term Incentive Compensation Plan and our 2007 Executive Equity Incentive Plan. All members of the Compensation Committee are independent within the meaning of the rules and regulations of the SEC, the requirements of the NASDAQ Global Market and our Corporate Governance Guidelines. The Compensation Committee’s charter can be found on the Company’s website at www.fxree.com.

Overview of Compensation Program

Because we are a recently formed company, we do not have a definitive compensation program in place. We expect that a key element of our philosophy on senior executive compensation will be to ensure that all elements of our compensation program work together to attract, motivate and retain the executive, managerial and professional talent needed to achieve our strategy, goals and objectives. Our company and the compensation committee are committed to the principles inherent in paying for performance and we expect that we will structure the compensation program to deliver rewards for exemplary performance and to withhold rewards and impose other consequences in the absence of such performance.

Components of Compensation for Named Executive Officers

The key elements of annual executive compensation are base salary, other than with respect to Mr. Sillerman, annual performance incentive awards and long-term incentive awards. In considering appropriate levels of annual and long-term incentive compensation, we take into account the extent to which existing incentives, including each executive’s existing stock ownership in us and the existence or lack of any vesting provisions or restrictions on resale with respect thereto, provide a sufficient degree of economic incentive to continue our success.

Base Salary

The compensation committee will annually review the base salaries of the chief executive officer and other named executive officers of our company. As described further below, Mr. Sillerman will not receive any base salary under his employment agreement. The agreement by Mr. Sillerman to request no salary is based on his, and the company’s, belief that, based on his involvement in the formation of the company and his interest in maximizing stockholder value, his compensation should be tied to generating stockholder returns through growth in value of our common stock. The salaries of the named executive officers, other than Mr. Sillerman, were set to reflect the nature and responsibility of each of their respective positions and to retain a management group with a proven track record. We believe that entering into employment agreements with our most senior executives helps ensure that our core group of managers will be available to us and our stockholders on a long-term basis. The employment agreements of Messrs. Kanavos, Torino, Benson, Nelson and Shier provide for a base salary that escalates annually by an amount not less than the greater of five percent or the rate of inflation. The base salary for each named executive officer may be raised in excess of this amount upon the recommendation and approval of the Compensation Committee. None of the named senior executives are guaranteed a bonus payment under the terms of his employment agreement. For a detailed description of the employment agreements see “— Employment Contracts” below.

Annual Incentives

While we believe that annual incentive compensation motivates executives to achieve exemplary results, no formal annual incentive compensation plan for our named executive officers has been adopted to date. In large part, this decision reflects the view, jointly held by management and the members of the compensation committee, that during the formative phase in our development, we should approach compensation cautiously.

Long-Term Incentive Compensation Plan

Our 2007 Long-Term Incentive Compensation Plan was adopted by our board of directors in December 2007 and is being presented to our stockholders for approval at our 2008 annual meeting of stockholders. For a more detailed description of our 2007 Long-Term Incentive Compensation Plan, please see “Proposal No. 2: Approval of 2007 Long-Term Incentive Compensation Plan” above.

Executive Equity Incentive Plan

Our 2007 Executive Equity Incentive Plan was adopted by our board of directors in December 2007 and is being presented to our stockholders for approval at our 2008 annual meeting of stockholders. For a more detailed description of our 2007 Executive Equity Incentive Plan, please see “Proposal No. 3: Approval of 2007 Executive Equity Incentive Plan” above.

Employment Contracts

We have entered into employment agreements with Messrs. Sillerman, Kanavos, Shier, Benson, Torino and Nelson. Our compensation committee retained an independent compensation consultant to provide independent review and analysis of all senior executive compensation packages and plans prior to approving the proposed employment agreements. We entered into these agreements in recognition of the need to provide certainty to both us and the individuals with respect to their continued and active participation in our growth. The employment agreement for each of Messrs. Sillerman, Kanavos, Shier, Benson, Torino and Nelson is for a term of five years. The provisions governing the commencement of the employment terms for Messrs. Sillerman and Benson are described below. The employment agreements include a non-competition agreement between the executive officer and us which will be operative during the term. Upon a “change in control,” the executive officer will be able to terminate his employment and, upon doing so, will no longer be subject to the non-competition provisions.

Mr. Sillerman has elected not to receive an annual base salary under the terms of his employment agreement. The decision by Mr. Sillerman to request no salary was based on his, and the company’s, belief that, based on his involvement in the formation of the company and his interest in maximizing stockholder value, his compensation should be tied to generating stockholder returns through growth in value of our common stock. The employment agreements for Messrs. Kanavos, Shier, Benson, Torino and Nelson provide for initial annual base salaries of $600,000 for Mr. Kanavos, $2,000,000 for Mr. Shier, $525,000 for Mr. Benson, $450,000 for Mr. Torino and $525,000 for Mr. Nelson, increased annually by the greater of five percent or the rate of inflation.

Under the terms of Mr. Shier’s employment agreement, Mr. Shier purchased 500,000 shares of our common stock at a price of $5.14 per share on January 3, 2008 for an aggregate purchase price of $2,570,000. Mr. Shier will not be able to sell or otherwise transfer these shares until the second anniversary of the date of purchase, except for estate planning purposes subject to our advance written consent. On the second anniversary of the date of purchase or as soon thereafter as we are eligible to use a short-form registration statement on Form S-3, we will register these shares for resale with the Securities and Exchange Commission.

In accordance with the terms of their employment agreements, we have issued to Messrs. Sillerman, Kanavos, Benson, Torino and Nelson, 6,000,000, 750,000, 400,000, 400,000 and 400,000 stock options, respectively. Under the terms of the employments with Messrs. Kanavos, Torino and Nelson, these stock options vest ratably over a five year period commencing with effectiveness of the relevant employment agreement, and have a strike price of $20.00 per share. Under the terms of the employment agreements with Messrs. Sillerman and Benson, as amended, these stock options vest ratably over a five year period commencing upon acceptance of their positions as executive officers of the Company, and have a strike price of $20.00 per share. In accordance with the terms of Mr. Shier’s employment agreement, we have issued to him options to acquire 1,500,000 shares of our common stock at a price of $10.00 per share. The options vest ratably over a two year period, with all such options becoming exercisable at the end of two years. In addition, Mr. Shier’s employment agreement also entitles Mr. Shier to receive options to purchase 200,000 shares per year over the next five years, in each case with strike prices equal to the fair market value when the grants occur. Such options vest on the date of grant.

Mr. Sillerman’s employment agreement provides that if Mr. Sillerman’s employment is terminated by us without “cause,” or if there is a “constructive termination without cause,” as such terms are defined in the employment agreement, his non-compete shall cease to be effective on the later of such termination or three years from the effective date of the agreement. Mr. Sillerman’s employment agreement specifies that he is required to commit not less than 50% of his business time to our company, with the balance of his business time to be governed by his employment agreement with CKX or 19X, as the case may be.

Mr. Sillerman is currently party to an employment agreement with CKX. Mr. Sillerman’s employment agreement with us will become effective upon the earlier of (i) the date on which the acquisition of CKX by 19X is consummated, and (ii) the date on which the merger agreement between CKX and 19X is terminated. From January 10, 2008 until such time as Mr. Sillerman’s employment agreement becomes effective he will continue as a full-time employee of CKX and will, in furtherance of CKX’s obligations under the shared services agreement, accept the position of Chief Executive Officer of our company. Upon effectiveness of his employment agreement, Mr. Sillerman’s employment agreement with CKX will be revised to allow him to provide up to 50% of his work time on matters pertaining to us. Similarly, his employment agreement with us will allow him to provide up to 50% of his work time on matters pertaining to CKX and/or 19X.

Mr. Kanavos’ employment agreement permits him to spend up to one-third of his work time on matters pertaining to Flag Luxury Properties.

Mr. Benson is currently party to an employment agreement with CKX. Mr. Benson’s employment agreement with us will become effective upon the earliest of (i) the date on which the acquisition of CKX by 19X is consummated, (ii) the date on which CKX hires a suitable replacement to fill the role of Chief Financial Officer, the search for which would only commence upon termination of the merger agreement between CKX and 19X, and (iii) that date that is six months following termination of the merger agreement between CKX and 19X. From the date of the CKX Distribution until such time as Mr. Benson’s employment agreement becomes effective and he resigns from his position at CKX, Mr. Benson will continue as a full-time employee of CKX and will, in furtherance of CKX’s obligations under the shared services agreement, serve as Chief Financial Officer of our company. Upon effectiveness of his employment agreement, Mr. Benson will become a full-time employee of us, provided that his employment agreement will permit him to spend up to one-third of his work time on 19X matters.

Mr. Torino’s employment agreement permits him to spend up to one-third of his work time on matters unrelated to our company, provided such matters are not competitive with our business or are otherwise approved by our board. Mr. Nelson’s employment agreement permits him to spend up to one-third of his work time on matters pertaining to Flag Luxury Properties.

Shared Services Agreement

In addition to entering into the employment agreements described above, we are party to a shared services agreement with CKX, pursuant to which employees of CKX, including members of senior management, provide services for us, and certain of our employees, including members of senior management, provide services for CKX. The services to be provided pursuant to the shared services agreement are expected to include management, legal, accounting and administrative. For more detailed information about the terms of the shared services agreement, please see “Certain Relationships and Related Transactions — Shared Services Agreement” above.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries or has an immediate family member that was an officer or employee of us or had any relationship requiring disclosure under Item 404 of Regulation S-K.

During the last fiscal year, none of our executive officers served as:

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) or another entity, one of whose executive officers served on our compensation committee;

•	a director of another entity, one of whose executive officers served on our compensation committee; and

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the “Compensation Discussion and Analysis” set forth above. Based on such review, the related discussions and such other matters deemed relevant and appropriate by the compensation committee, the compensation committee has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement. This report is provided by the following independent directors, who comprised the committee at the time of such recommendation:

David M. Ledy (chairman)
Harvey Silverman

ANNUAL REPORT

A copy of the Company’s 2007 Annual Report to Stockholders on Form 10-K, as amended, for the year ended December 31, 2007 is being mailed to stockholders with this Proxy Statement. The Form 10-K, as amended, is also available on the Company’s website at www.fxree.com.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2009 ANNUAL MEETING OF FXRE STOCKHOLDERS

We have an advance notice provision under our bylaws for stockholder business to be presented at annual meetings of stockholders. Such provision states that in order for stockholder business to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the close of business one hundred twenty (120) days prior to such annual meeting, and not later than the later of the close of business ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made by the Company.

The Company’s stockholders may submit for inclusion in the Company’s proxy statement for the 2009 annual meeting of stockholders proposals on matters appropriate for stockholder action at the 2009 annual meeting of stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s 2009 annual meeting by no later than February 11, 2009. If next year’s annual meeting is held on a date more than 30 calendar days from May 10, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this proxy statement, does not know of any matters to be brought before the annual meeting by others. If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

ANNEX A

FX REAL ESTATE AND ENTERTAINMENT INC.

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

1.     Purpose.  The purpose of this 2007 LONG-TERM INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist FX Real Estate and Entertainment Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2.     Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)     “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)     “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)     “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)     “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)     “Board” means the Company’s Board of Directors.

(f)     “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)     “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)     “Committee” means the Compensation Committee of the Board; provided, however, that if at any time, there shall fail to be a sitting Compensation Committee or if there are no longer any members on the Compensation Committee, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j)     “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)     “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)     “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m)     “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n)     “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o)     “Director” means a member of the Board or the board of directors of any Related Entity.

(p)     “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)     “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r)     “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(s)     “Effective Date” means the effective date of the Plan, which shall be December 17, 2007, subject to approval within twelve (12) months by the stockholders of the shares entitled to vote thereon.

(t)     “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u)     “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w)     “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(x)     “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(y)     “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z)     “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NASDAQ Global Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq National Market.

(aa)     “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(bb)     “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc)     “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd)     “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ee)     “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff)     “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(gg)     “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh)     “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)     “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares,

which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj)     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(kk)     “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll)     “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm)     “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn)     “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)     “Shares” means the shares of common stock of the Company, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(pp)     “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq)     “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr)     “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.     Administration.

(a)     Authority of the Committee.  The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)     Manner of Exercise of Committee Authority.:  The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)     Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.     Shares Subject to Plan.

(a)     Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be three million (3,000,000) Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)     Application of Limitation to Grants of Award.  No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)     Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)     If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii)     Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iii)     Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were granted under the Plan.

(iv)     Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be three million (3,000,000) Shares.

5.     Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than one million (1,000,000) Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than one million (1,000,000) Shares. The maximum number of Shares that may be granted to any one Participant over the life of the Plan is one million (1,000,000) Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is five million dollars ($5,000,000) with respect to any Performance Period.

6.     Specific Terms of Awards.

(a)     General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)     Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)     Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii)     Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related

Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)     Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)     the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)     The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)     Stock Appreciation Rights.     The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)     Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii)     Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)     Tandem Stock Appreciation Rights.  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)     Restricted Stock Awards.     The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)     Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)     Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii)     Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)     Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(v)     Minimum Vesting Period.  Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

(e)     Deferred Stock Award.  The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)     Award and Restrictions.  Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the

Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)     Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)     Dividend Equivalents.  Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)     Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)     Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)     Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)     Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.     Certain Provisions Applicable to Awards.

(a)     Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)     Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or

Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)     Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the NASDAQ Global Market or any national securities exchange on which the Company’s securities are listed or quoted for trading and, if not listed or quoted for trading on either the NASDAQ Global Market or a national securities exchange, then the rules of the Nasdaq National Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)     Exemptions from Section 16(b) Liability.:  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)     Code Section 409A.

(i)     If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)     Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s separation from service, (v) the date the Participant becomes disabled, (w) the Participant’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeble emergency;

(B)     The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)     Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)     In the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled”, and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii)     The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

8.     Code Section 162(m) Provisions.

Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(a)     Performance Criteria.  If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(b)     Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(c)     Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(d)     Committee Certification.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9.     Change in Control.

(a)     Effect of “Change in Control.”  Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)     Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)     Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)    With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)    Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)     Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)     The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)     During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)     Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person

(excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)     Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.     General Provisions.

(a)     Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)     Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)     Adjustments.

(i)     Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)     Adjustments in Case of Certain Transactions.   In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)     Other Adjustments.   The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights and Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)     Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)     Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)     Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)     Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)     Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)     Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)     Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)     Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)     Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

ANNEX B

FX REAL ESTATE AND ENTERTAINMENT INC.

2007 EXECUTIVE EQUITY INCENTIVE PLAN

2007 EXECUTIVE EQUITY INCENTIVE PLAN

2007 EXECUTIVE EQUITY INCENTIVE PLAN

1.     Purpose.  The purpose of this 2007 EXECUTIVE EQUITY INCENTIVE PLAN (the “Plan”) is to assist FX Real Estate and Entertainment Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2.     Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)     “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Optionee’s death or to which Options or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon an Optionee’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(b)     “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(c)     “Board” means the Company’s Board of Directors.

(d)     “Cause” shall, with respect to any Optionee, have the meaning specified in the Option Agreement. In the absence of any definition in the Option Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Optionee and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Optionee to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Optionee of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Optionee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Optionee of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Optionee’s work performance, or (vi) the commission by the Optionee of any act, misdemeanor, or crime reflecting unfavorably upon the Optionee or the Company or any Related Entity. The good faith determination by the Committee of whether the Optionee’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(e)     “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g)     “Committee” means the Compensation Committee of the Board; provided, however, that if at any time, there shall fail to be a sitting Compensation Committee or if there are no longer any members on the Compensation Committee, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(h)     “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(i)     “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(j)     “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(k)     “Director” means a member of the Board or the board of directors of any Related Entity.

(l)     “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(m)     “Effective Date” means the effective date of the Plan, which shall be December 17, 2007, subject to approval within twelve (12) months by the stockholders of the shares entitled to vote thereon.

(n)     “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(o)     “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(q)     “Fair Market Value” means the fair market value of Shares, Options or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(r)     “Good Reason” shall, with respect to any Optionee, have the meaning specified in the Option Agreement. In the absence of any definition in the Option Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Optionee and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Optionee of any duties inconsistent in any material respect with the Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Optionee; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Optionee as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Optionee.

(s)     “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(t)     “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NASDAQ Global Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq National Market.

(u)     “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) of the Plan.

(v)     “Option” means a right granted to an Optionee under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

(w)     “Option Agreement” means any written agreement, contract or other instrument or document evidencing any Option granted by the Committee hereunder.

(x)     “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(y)     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(z)     “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(aa)     “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Optionees, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(bb)     “Shares” means the shares of common stock of the Company, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(cc)     “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(dd)     “Substitute Options” means options or other awards granted by the Company in assumption of, or in substitution or exchange for, Options previously granted, or the right or obligation to make future grants or awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.     Administration.

(a)     Authority of the Committee.  The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Optionees, grant Options, determine the type, number and other terms and conditions of, and all other matters relating to, Options, prescribe Option Agreements (which need not be identical for each Optionee) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Option Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the

Plan or pursuant to any Option Agreement, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Optionee in a manner consistent with the treatment of other Eligible Persons or Optionees.

(b)     Manner of Exercise of Committee Authority.:  The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to an Optionee then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Optionee shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Optionees, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through an Optionee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Optionees subject to Section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)     Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.     Shares Subject to Plan.

(a)     Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be twelve million five-hundred thousand (12,500,000) Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)     Application of Limitation to Grants of Option.  No Option may be granted if the number of Shares to be delivered in connection with such an Option exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case Substitute Options) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Option.

(c)     Availability of Shares Not Delivered under Options and Adjustments to Limits.

(i)     If any Shares subject to an Option are forfeited, expire or otherwise terminate without issuance of such Shares or otherwise does not result in the issuance of all or a portion of the Shares subject to such Option, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Options under the Plan.

(ii)     Substitute Options shall not reduce the Shares authorized for grant under the Plan or authorized for grant to an Optionee in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Options under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Options using such available shares shall not be made after the date Options or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iii)     Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be twelve million five-hundred thousand (12,500,000) Shares shares.

5.     Eligibility; Per-Person Limitations.  Options may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Optionee may be granted Options with respect to more than twelve million five-hundred thousand (12,500,000) Shares. The maximum number of Shares that may be granted to any one Optionee over the life of the Plan is twelve million five-hundred thousand (12,500,000) Shares.

6.     Specific Terms of Options.

(a)     General.  Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of the Optionee’s Continuous Service and terms permitting an Optionee to make elections relating to his or her Option. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Option.

(b)     Grant of Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)     Exercise Price.  Other than in connection with Substitute Options, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Option (other than in connection with Substitute Options), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii)     Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the grant), other options or other awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Optionees to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Optionees.

(iii)     Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Optionee has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)     the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if an

Optionee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Optionee, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)     The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Optionee during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

7.     Certain Provisions Applicable to Options.

(a)     Stand-Alone, Additional, and Substitute Options  Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of an Optionee to receive payment from the Company or any Related Entity. Such additional, substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option or award granted under another plan, the Committee shall require the surrender of such other Option or other award in consideration for the grant of the new Option. In addition, Options may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Option is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Option in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)     Term of Options.  The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)     Form and Timing of Payment.  Subject to the terms of the Plan and any applicable Option Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or settlement of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Options or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the NASDAQ Global Market or any national securities exchange on which the

Company’s securities are listed or quoted for trading and, if not listed or quoted for trading on either the NASDAQ Global Market or a national securities exchange, then the rules of the NASDAQ Global Market. The settlement of any Option may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 9(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Option not provided for in the original Option Agreement) or permitted at the election of the Optionee on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or other amounts in respect of installment or deferred payments denominated in Shares.

(d)     Exemptions from Section 16(b) Liability.:  It is the intent of the Company that the grant of any Options to or other transaction by an Optionee who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Optionee shall avoid liability under Section 16(b).

(e)     Code Section 409A.

(i)     If any Option constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Option shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)     Payments under the Section 409A Plan may not be made earlier than (u) the Optionee’s separation from service, (v) the date the Optionee becomes disabled, (w) the Optionee’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Option Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeble emergency;

(B)     The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)     Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)     In the case of any Optionee who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Optionee’s separation from service (or, if earlier, the date of the Optionee’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled”, and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Option.

(ii)     The Option Agreement for any Option that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Option, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Optionee, may amend any Option Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. No Option Agreements shall be adjusted, modified or substituted for without the consent of the Optionee if any such adjustments, modifications or substitutions would cause the Option Agreement to violate the requirements of Section 409A of the Code.

8.	Change in Control.

(a)     Effect of “Change in Control.”  Subject to Section 8(a)(iii), and if and only to the extent provided in the Option Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i)  Any Option that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)  With respect to any outstanding Option subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iii)  Notwithstanding the foregoing or any provision in any Option Agreement to the contrary, if in the event of a Change in Control the successor company assumes or substitutes for an Option, then each such outstanding Option shall not be accelerated as described in Sections 8(a)(i) and (ii). For the purposes of this Section 8(a)(iii), an Option shall be considered assumed or substituted for if following the Change in Control the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise of an Option for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)     Definition of “Change in Control”.  Unless otherwise specified in an Option Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)     The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)     During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)     Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person

(excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)     Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

9.	General Provisions.

(a)     Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Option until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Optionee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)     Limits on Transferability; Beneficiaries.   No Option granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Optionee to any party, or assigned or transferred by such Optionee otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of an Optionee, and such Options that may be exercisable shall be exercised during the lifetime of the Optionee only by the Optionee or his or her guardian or legal representative, except that Options (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Optionee, and may be exercised by such transferees in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Optionee shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Optionee, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)	Adjustments.

(i)     Adjustments to Options.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property),

recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Options granted thereafter, (B) the number and kind of Shares by which annual per-person Option limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Options, (D) the exercise price, grant price or purchase price relating to any Option and/or make provision for payment of cash or other property in respect of any outstanding Option, and (E) any other aspect of any Option that the Committee determines to be appropriate.

(ii)     Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Options may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Options by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 8(b)(iii) hereof, the outstanding Options by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Options, or (d) settlement of the value of the outstanding Options in cash or cash equivalents or other property followed by cancellation of such Options (which value shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An optionee may condition his exercise of any Options upon the consummation of the transaction.

(iii)     Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options (including performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of an Optionee, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause

Options to Optionees designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)     Taxes.  The Company and any Related Entity are authorized to withhold from any Option granted, any payment relating to an Option under the Plan, including from a distribution of Shares, or any payroll or other payment to an Optionee, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Optionee’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)     Changes to the Plan and Options.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Options under the Plan, without the consent of shareholders or Optionees, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Optionee, no such Board action may materially and adversely affect the rights of such Optionee under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Optionee, no such Committee or the Board action may materially and adversely affect the rights of such Optionee under such Option.

(f)     Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Option shall be construed as (i) giving any Eligible Person or Optionee the right to continue as an Eligible Person or Optionee or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Optionee’s Continuous Service at any time, (iii) giving an Eligible Person or Optionee any claim to be granted any Option under the Plan or to be treated uniformly with other Optionees and Employees, or (iv) conferring on an Optionee any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Optionee is duly issued Shares on the stock books of the Company in accordance with the terms of an Option. None of the Company, its officers or its directors shall have any fiduciary obligation to the Optionee with respect to any Options unless and until the Optionee is duly issued Shares pursuant to the Option on the stock books of the Company in accordance with the terms of an Option. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Optionee whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Option Agreement.

(g)     Status of Options.  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to an Optionee or obligation to deliver Shares pursuant to an Option, nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

(h)     Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and Options which do not qualify under Section 162(m) of the Code.

(i)     Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Option with respect to which an Optionee paid cash or other consideration, the Optionee shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)     Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Option Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)     Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Options granted to Optionees performing services in such countries and to meet the objectives of the Plan.

(l)     Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Options may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Options outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

ANNEX C

FX REAL ESTATE AND ENTERTAINMENT INC. (the “Company”)

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, in consultation with the Chief Financial Officer and senior accounting staff of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of:

(a)	The integrity of the Company’s financial statements;

(b)	The Company’s compliance with legal and regulatory requirements, including an evaluation of the performance and competence of the Company’s legal personnel as they relate to the audit function and general maintenance of corporate financial standards;

(c)	The independent auditor’s qualifications and independence;

(d)	The performance of the Company’s internal audit function and independent auditors; and

(e)	An evaluation of the performance and competence of the Company’s senior financial employees, including the Chief Financial Officer.

3.	To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and the Sarbanes-Oxley Act. Notwithstanding the foregoing, the Committee may consist of less than all “independent” members until the first anniversary of the Company’s listing on the NASDAQ Stock Market in connection with its initial public offering to the extent permitted by the rules of the NASDAQ Stock Market.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after his or her appointment) and at least one member must be a “financial expert” under the requirements of the Sarbanes-Oxley Act.

Compensation

No member of the Committee shall receive compensation other than director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed with cause by a majority vote of the Board of Directors, and without cause by a majority vote of the independent directors.

Chairman

A Chairman shall be elected by the full Board of Directors and approved by a majority of the independent directors. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management and the independent auditors to discuss any matters that the Committee or the auditors believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

All independent directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting, or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the Company’s internal audit group, Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditors. It also is the job of the CEO and senior management rather than that of the Committee to access and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditors prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditors prior to the Company’s filing of any quarterly or annual report (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3.	Discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4.	Discuss with management and the independent auditors the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.	Retain and terminate independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

6.	Inform each public accounting firm performing work for the Company that such firm shall report directly to the Committee.

7.	Oversee the work of any public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

8.	Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors using their best judgment and in compliance with rules regarding “prohibited nonauditing services,” as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations.

9.	Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a)	At least annually obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(b)	Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

(c)	Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

(d)	Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

10.	In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditor; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (d) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (e) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (f) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and (g) any other material written communications between the independent auditor and the Company’s management.

11.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

12.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Audit Committee must regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

13.	Review and discuss with the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function.

Legal Compliance/General

14.	Review periodically, with the Company’s counsel, both internal and external, any legal matter that could have a significant impact on the Company’s financial statements.

15.	Discuss with management and the independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

16.	Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

17.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

18.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

19.	Report regularly to the full Board of Directors. In this regard, the Audit Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

21.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS
	To elect seven directors of FX Real Estate and Entertainment Inc.’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.	FOR ALL ☐	WITHHELD FOR ALL ☐	EXCEPTIONS* ☐

01 Robert F. X. Sillerman	05 David M. Ledy
02 Paul C. Kanavos	06 Harvey Silverman and
03 Barry A. Shier	07 Michael J. Meyer
04 Thomas P. Benson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN
2.	To approve the 2007 Long-Term Incentive Compensation Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the 2007 Executive Equity Incentive Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of Ernst & Young LLP as our in dependent registered public accounting firm for 2008	☐	☐	☐
In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of (i) the Notice of the Annual Meeting of Stockholders, (ii) the accompanying proxy statement and attached annexes; (iii) this proxy card; and (iv ) the 2007 Annual Report to Stockholders of FX Real Estate and Entertainment Inc.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲
PROXY VOTING INSTRUCTIONS
Mail - Date, sign and mail your proxy card in the
envelope provided as soon as possible.

PROXY
FX REAL ESTATE AND ENTERTAINMENT INC.
Annual Meeting of Stockholders — SEPTEMBER 24, 2008
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Paul C. Kanavos and Mitchell J. Nelson, and each of them, with power to act without the other and wit h power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of FX Real Estate and Entertainment Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held September 24, 2008 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.
(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲
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